Exhibit 99.1
Investor Relations:
Brian Norris
Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Record Third Quarter Financial Results

– Company Raises Outlook for 2022 –

•Q3 Revenue of $16.5 million, up 96% year-over-year
•Q3 Ending ARR of $28.7 million, up 189% year-over-year
•Q3 Ending RPO of $109.4 million, up 220% year-over-year
•Q3 Ending Evolv Express® subscriptions of 1,692, up 198% year-over-year

Waltham, Massachusetts – November 9, 2022 – Evolv Technology (NASDAQ: EVLV), the leader in AI-based weapons detection security screening, today announced financial results for its third quarter ended September 30, 20221 and raised its business outlook for 2022.

“We’re pleased to be reporting record third quarter results which were highlighted by strong growth in revenues and continued market expansion,” said Peter George, President and Chief Executive Officer of Evolv Technology. “We experienced particularly robust market adoption with 92 new customers including five of the largest school districts in the United States, over a dozen new hospitals across the nation, as well as the home stadiums of five additional professional sports teams. Our results and momentum position us well to deliver full year growth above our previous outlook for 2022.”

Results for the Third Quarter of 2022
Total revenue for the third quarter of 2022 was $16.5 million, an increase of 96% compared to $8.4 million for the third quarter of 2021. Total Contract Value (“TCV”)2 of orders booked for the third quarter of 2022 was $45.4 million, an increase of 167% compared to $17.0 million in the third quarter of 2021. Annual Recurring Revenue (“ARR”)3 was $28.7 million at the end of third quarter of 2022, an increase of 189% compared to $9.9 million at the end of the third quarter of 2021. Net loss for the third quarter of 2022 was $(18.6) million, or $(0.13) per basic and diluted share, compared to net income attributable to common stockholders for basic and diluted shares of $20.8 million and $21.3 million, respectively, or $0.17 per basic share and $0.14 per diluted share, in the third quarter of 2021. Adjusted earnings (loss)4 for the third quarter of 2022 was $(18.6) million, or $(0.13) per diluted share, compared to adjusted earnings (loss)4 of $(12.9) million, or $(0.08) per diluted share, for the third quarter of 2021. Adjusted EBITDA4 for the third quarter of 2022 was $(18.0) million compared to $(11.5) million in the third quarter of 2021.

Results for the First Nine Months of 2022
Total revenue for the nine months ended September 30, 2022 was $34.3 million, an increase of 104% compared to $16.8 million for the nine months ended September 30, 2021. TCV2 of orders booked for the nine months ended September 30, 2022 was $86.6 million, an increase of 141% compared to $35.9 million for the nine months ended September 30, 2021. Net loss for the nine months ended September 30, 2022 was $(58.1) million, or $(0.40) per basic and diluted share, compared to net loss of $(15.7) million, or $(0.33) per basic and diluted share, for the nine months ended September 30, 2021. Adjusted earnings (loss)4 for the nine months ended September 30, 2022 was $(54.3) million, or $(0.38) per diluted share, compared to $(33.5) million, or $(0.70) per diluted share, for the nine months ended September 30, 2021. Adjusted EBITDA4 for the nine months ended September 30, 2022 was $(51.7) million, compared to $(24.9) million for the nine months ended September 30, 2021.
Company Raises Outlook for 2022
The Company today commented on its business outlook for 2022. The Company's outlook is based on the current indications for its business, which may change at any time.

2022 Business Outlook
Estimate (In millions)	Issued August 10, 2022	Issued November 9, 2022
Total Revenue	$29-$31	$46-$48
Annual Recurring Revenue[3] (ARR) at 12/31	$27-$28	$31-$32
Adjusted EBITDA[4]	($65-$67)	No change
Cash and Cash Equivalents	$220-$230	No change

“We believe we are well positioned to deliver strong top line growth above our previously issued guidance in 2022,” said Mark Donohue, Chief Financial Officer of Evolv Technology. “Our preliminary estimates for 2023 call for exiting ARR in the range of $65 million and $70 million – reflecting growth of more than 100% – and full year revenues in the range of $55 million to $60 million, reflecting our transition towards a subscription model. We also expect to significantly reduce our full year operating cash usage in 2023. We will provide formal detailed guidance for 2023 when we release results for the fourth quarter of 2022.”

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 774298. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 4430069 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com.
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics.  Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 425 million people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States.  Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, and Evolv Cortex AI® are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 Amounts herein pertaining to September 30, 2022 represent a preliminary estimate as of the date of this earnings release. More information on our results of operations for the three and nine months ended September 30, 2022 will be provided upon filing our Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

2 We define Total Contract Value, or TCV, of orders booked as the total value of the contract over the specified term. Our calculation of TCV is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases). TCV should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of TCV may differ from similarly titled metrics presented by other companies. The fourth quarter of the fiscal year ended December 31, 2022 is the final quarter that we will be reporting TCV.
3 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.
4 Non-GAAP Financial Measures In this press release, the Company’s adjusted operating expenses, adjusted gross profit, adjusted gross margin, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per share-diluted are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time items which management believes provides a more meaningful representation of contribution margin. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, change in fair value of derivative liability, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, change in fair value of common stock warrant liability, restructuring expenses, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release.
Forward-Looking Statements
This press release contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts should be considered forward-looking statements, including without limitation statements regarding: the transition of our business model, our ability to reduce future cash burn and meet our goals for revenue and profitability, including for fiscal years 2022 and 2023. Forward-looking statements involve the Company’s current expectations and projections relating to its financial condition, competitive position, future financial results, plans, objectives, and business. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, these forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or the negative of these terms or other similar expressions. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect the Company’s current views with respect to future events and the Company’s performance and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, without limitation expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, including variants, vaccine roll-out efforts, and local, state, and federal responses to addressing the pandemic may have an adverse effect on the Company’s business operations, as well as the Company’s financial condition and results of operations; risks associated with inflation and its possible impact on the Company; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources; and the other important risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") on March 28, 2022, as may be updated in other filings we make with the SEC.
These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Product revenue	$9,839	$5,395	$19,179	$10,279
Subscription revenue	5,198	2,312	12,208	5,060
Service revenue	1,493	717	2,923	1,456
Total revenue	16,530	8,424	34,310	16,795
Cost of revenue:
Cost of product revenue	12,960	2,967	23,513	7,386
Cost of subscription revenue	2,207	1,277	5,730	3,080
Cost of service revenue	1,138	713	3,392	1,685
Total cost of revenue	16,305	4,957	32,635	12,151
Gross profit	225	3,467	1,675	4,644
Operating expenses:
Research and development	5,616	3,612	13,947	8,399
Sales and marketing	11,746	10,024	33,169	17,756
General and administrative	8,839	7,535	29,268	12,058
Loss from impairment of property and equipment	626	1,656	1,038	1,656
Total operating expenses	26,827	22,827	77,422	39,869
Loss from operations	(26,602)	(19,360)	(75,747)	(35,225)
Other income (expense), net:
Interest expense	(188)	(295)	(489)	(5,952)
Interest income	1,052	—	1,611	—
Other expense, net	(57)	(669)	(57)	(669)
Loss on extinguishment of debt	—	(865)	—	(12,685)
Change in fair value of derivative liability	—	475	—	(1,745)
Change in fair value of contingent earn-out liability	7,245	32,609	9,754	32,609
Change in fair value of contingently issuable common stock liability	1,081	5,718	2,529	5,718
Change in fair value of public warrant liability	(1,146)	3,152	4,297	3,152
Change in fair value of common stock warrant liability	—	42	—	(879)
Total other income (expense), net	$7,987	$40,167	$17,645	$19,549
Net income (loss) attributable to common stockholders – basic	$(18,615)	$20,807	$(58,102)	$(15,676)
Net income (loss) attributable to common stockholders – diluted	$(18,615)	$21,278	$(58,102)	$(15,676)

Weighted average common shares outstanding
Basic	144,117,273	119,745,196	143,522,555	47,772,253
Diluted	144,117,273	153,936,436	143,522,555	47,772,253
Net income (loss) per share
Basic	$(0.13)	$0.17	$(0.40)	$(0.33)
Diluted	$(0.13)	$0.14	$(0.40)	$(0.33)

Net income (loss)	$(18,615)	$20,807	$(58,102)	$(15,676)
Other comprehensive income (loss)
Cumulative translation adjustment	45	—	35	—
Total other comprehensive income	45	—	35	—
Total comprehensive income (loss)	$(18,570)	$20,807	$(58,067)	$(15,676)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$218,499	$307,492
Restricted cash	400	400
Accounts receivable, net	21,199	6,477
Inventory	6,732	2,890
Current portion of contract assets	5,291	1,459
Current portion of commission asset	2,413	1,645
Prepaid expenses and other current assets	20,223	10,757
Total current assets	274,757	331,120
Restricted cash, noncurrent	275	275
Contract assets, noncurrent	1,524	3,418
Commission asset, noncurrent	4,607	3,719
Property and equipment, net	40,532	23,783
Operating lease right-of-use assets	1,882	—
Other assets	2,045	542
Total assets	$325,622	$362,857

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,139	$6,045
Accrued expenses and other current liabilities	8,884	9,551
Current portion of deferred revenue	15,852	6,599
Current portion of deferred rent	—	135
Current portion of long-term debt	4,000	2,000
Current portion of operating lease liabilities	1,106	—
Total current liabilities	40,981	24,330
Deferred revenue, noncurrent	9,234	2,475
Deferred rent, noncurrent	—	333
Long-term debt, noncurrent	4,959	7,945
Operating lease liabilities, noncurrent	1,147	—
Contingent earn-out liability	11,452	21,206
Contingently issuable common stock liability	2,735	5,264
Public warrant liability	6,733	11,030
Total liabilities	77,241	72,583

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at September 30, 2022 and December 31, 2021; no shares issued and outstanding at September 30, 2022 and December 31, 2021	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at September 30, 2022 and December 31, 2021; 144,434,717 and 142,745,021 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	14	14
Additional paid-in capital	412,238	396,064
Accumulated other comprehensive income	35	—
Accumulated deficit	(163,906)	(105,804)
Stockholders’ equity	248,381	290,274
Total liabilities and stockholders’ equity	$325,622	$362,857

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(58,102)	$(15,676)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,782	1,948
Write-off of inventory	559	400
Adjustment to property and equipment for sales type leases	(625)	—
Loss from impairment of property and equipment	1,038	1,656
Loss on disposal of property and equipment	—	659
Stock-based compensation	15,513	6,032
Non-cash interest expense	14	5,561
Non-cash lease expense	602	—
Provision recorded for allowance for doubtful accounts	100	(63)
Loss on extinguishment of debt	—	12,685
Change in fair value of derivative liability	—	1,745
Change in fair value of common stock warrant liability	—	879
Change in fair value of earn-out liability	(9,754)	(32,609)
Change in fair value of contingently issuable common stock	(2,529)	(5,718)
Change in fair value of public warrant liability	(4,297)	(3,152)
Changes in operating assets and liabilities
Accounts receivable	(14,822)	(5,866)
Inventory	(4,401)	(736)
Commission assets	(1,656)	(1,102)
Contract assets	(1,938)	(3,477)
Other assets	(629)	23
Prepaid expenses and other current assets	(9,009)	(11,535)
Accounts payable	2,177	240
Deferred revenue	16,005	2,352
Deferred rent	—	397
Warranty Reserve	—	(42)
Accrued expenses and other current liabilities	(750)	2,834
Operating lease liability	(699)	—
Net cash used in operating activities	(69,421)	(42,565)
Cash flows from investing activities:
Development of internal-use software	(1,936)	—
Purchases of property and equipment	(17,554)	(10,994)
Proceeds from sale of property and equipment	312	—
Net cash used in investing activities	(19,178)	(10,994)
Cash flows from financing activities:
Proceeds from exercise of stock options	571	777
Proceeds from issuance of common stock from the PIPE Investment	—	300,000
Proceeds from the closing of the Merger	—	84,945
Payment of offering costs from the closing of the Merger and PIPE Investment	—	(33,968)
Repayment of financing obligations	—	(359)
Proceeds from long-term debt, net of issuance costs	—	31,882
Repayment of principal on long-term debt	(1,000)	—
Net cash provided by (used in) financing activities	(429)	383,277
Effect of exchange rate changes on cash and cash equivalents	35	—
Net increase (decrease) in cash, cash equivalents and restricted cash	(88,993)	329,718
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	308,167	4,704
Cash, cash equivalents and restricted cash at end of period	$219,174	$334,422

EVOLV TECHNOLOGY
REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS
(In thousands)
(Unaudited)

In preparing the condensed consolidated financial statements as of and for the three and six months ended June 30, 2022, the Company identified various errors in its previously issued financial statements. The identified errors impacted the Company's previously issued 2021 quarterly and annual financial statements and its quarterly financial statements for the three months ended March 31, 2022, and accordingly the Company has made adjustments to the prior period amounts presented herein. A summary of the revisions to certain previously reported financial information impacting amounts presented in this earnings release is as follows (in thousands):

	Three Months Ended September 30, 2021			Nine Months Ended September 30, 2021
	As Previously Reported	Adjustment	As Revised	As Previously Reported	Adjustment	As Revised
Revenue:
Product revenue	$5,345	$50	$5,395	$10,299	$(20)	$10,279
Subscription revenue	2,305	7	2,312	5,118	(58)	5,060
Service revenue	717	—	717	1,429	27	1,456
Total revenue	8,367	57	8,424	16,846	(51)	16,795
Cost of revenue:
Cost of product revenue	2,933	34	2,967	7,237	149	7,386
Cost of subscription revenue	1,086	191	1,277	2,542	538	3,080
Cost of service revenue	192	521	713	732	953	1,685
Total cost of revenue	4,211	746	4,957	10,511	1,640	12,151
Gross profit	4,156	(689)	3,467	6,335	(1,691)	4,644
Operating expenses:
Research and development	3,641	(29)	3,612	8,330	69	8,399
Sales and marketing expense	8,510	1,514	10,024	17,284	472	17,756
General and administrative	6,983	552	7,535	11,162	896	12,058
Loss from impairment of property and equipment	1,656	—	1,656	1,656	—	1,656
Total operating expenses	20,790	2,037	22,827	38,432	1,437	39,869
Loss from operations	(16,634)	(2,726)	(19,360)	(32,097)	(3,128)	(35,225)
Other income (expense), net:
Interest expense, net	(286)	(9)	(295)	(5,988)	36	(5,952)
Other expense, net	(669)	—	(669)	(669)	—	(669)
Loss on extinguishment of debt	(865)	—	(865)	(12,685)	—	(12,685)
Change in fair value of derivative liability	475	—	475	(1,745)	—	(1,745)
Change in fair value of contingent earn-out liability	31,818	791	32,609	31,818	791	32,609
Change in fair value of contingently issuable common stock liability	5,718	—	5,718	5,718	—	5,718
Change in fair value of public warrant liability	3,152	—	3,152	3,152	—	3,152
Change in fair value of common stock warrant liability	42	—	42	(879)	—	(879)
Total other income (expense), net	39,385	782	40,167	18,722	827	19,549
Net income (loss) attributable to common stockholders - basic	$22,751	$(1,944)	$20,807	$(13,375)	$(2,301)	$(15,676)
Net income (loss) attributable to common stockholders - diluted	$23,222	$(1,944)	$21,278	$(13,375)	$(2,301)	$(15,676)

	December 31, 2021
	As Previously Reported	Adjustment	As Revised
Assets
Current assets:
Cash and cash equivalents	$307,492	$—	$307,492
Restricted cash	400	—	400
Accounts receivable, net	6,477	—	6,477
Inventory	5,140	(2,250)	2,890
Current portion of contract assets	1,459	—	1,459
Current portion of commission asset	1,645	—	1,645
Prepaid expenses and other current assets	11,047	(290)	10,757
Total current assets	333,660	(2,540)	331,120
Restricted cash, noncurrent	275	—	275
Contract assets, noncurrent	3,418	—	3,418
Commission asset, noncurrent	3,719	—	3,719
Property and equipment, net	21,592	2,191	23,783
Other assets	401	141	542
Total assets	$363,065	$(208)	$362,857

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,363	$(318)	$6,045
Accrued expenses and other current liabilities	9,183	368	9,551
Current portion of deferred revenue	6,690	(91)	6,599
Current portion of deferred rent	135	—	135
Current portion of long-term debt	2,000	—	2,000
Total current liabilities	24,371	(41)	24,330
Deferred revenue, noncurrent	2,475	—	2,475
Deferred rent, noncurrent	333	—	333
Long-term debt, noncurrent	7,945	—	7,945
Contingent earn-out liability	20,809	397	21,206
Contingently issuable common stock liability	5,264	—	5,264
Public warrant liability	11,030	—	11,030
Total liabilities	72,227	356	72,583

Stockholders’ equity:
Convertible preferred stock	—	—	—
Common stock	14	—	14
Additional paid-in capital	395,563	501	396,064
Accumulated deficit	(104,739)	(1,065)	(105,804)
Stockholders’ equity	290,838	(564)	290,274
Total liabilities and stockholders’ equity	$363,065	$(208)	$362,857

EVOLV TECHNOLOGY
RECONCILIATION OF FORECASTED 2022 NET LOSS TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Twelve Months Ended December 31, 2022
	High	Low
Net income (loss)	$(76,000)	$(78,000)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	5,000	5,000
Stock-based compensation	19,000	19,000
Other one-time expenses	5,000	5,000
Other (income) expense	(18,000)	(18,000)
Adjusted EBITDA	$(65,000)	$(67,000)
EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
New customers	13	21	23	27	44	53	92
Total contract value of orders booked	$8,424	$10,476	$16,995	$17,916	$19,167	$22,066	$45,353
Annual recurring revenue	$5,424	$7,423	$9,932	$12,907	$16,641	$20,865	$28,741
Remaining performance obligation	$17,658	$24,930	$34,152	$51,430	$63,750	$80,978	$109,407
Net additions	64	113	176	136	207	237	545
Ending deployed units	278	391	567	703	910	1,147	1,692

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
Operating expenses, GAAP	$9,400	$7,642	$22,826	$19,429	$24,760	$25,835	$26,827
Stock-based compensation(1)	(300)	(1,052)	(4,589)	(3,513)	(3,819)	(4,781)	(6,298)
Restructuring expenses	—	—	—	—	(324)	13	—
Loss on impairment of lease equipment	—	—	(1,656)	(213)	(96)	(316)	(626)
Other one-time expenses	—	—	(685)	—	(1,107)	(2,298)	(69)
Adjusted Operating Expenses	$9,100	$6,590	$15,896	$15,703	$19,414	$18,453	$19,834

(1) Reflects immaterial adjustments to previously reported stock-based compensation amounts.

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$16,530	$8,424	$34,310	$16,795
Cost of revenue	16,305	4,957	32,635	12,151
Gross Profit, GAAP	225	3,467	1,675	4,644
Stock-based compensation(2)	227	66	615	91
Amortization of capitalized stock-based compensation	6	—	15	—
Adjusted Gross Profit	$458	$3,533	$2,305	$4,735

Gross Margin %	1.4%	41.2%	4.9%	27.7%
Adjusted Gross Margin %	2.8%	41.9%	6.7%	28.2%
(2) Reflects immaterial adjustments to previously reported stock-based compensation amounts.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Operating income (loss), GAAP	$(26,602)	$(19,360)	$(75,747)	$(35,225)
Stock-based compensation	6,525	4,655	15,513	6,032
Amortization of capitalized stock-based compensation	6	—	15	—
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	626	1,656	1,038	1,656
Other one-time expenses	69	685	3,474	685
Adjusted Operating Income (loss)	$(19,376)	$(12,364)	$(55,396)	$(26,852)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss)	$(18,615)	$20,807	$(58,102)	$(15,676)
Depreciation & amortization	1,432	846	3,782	1,948
Stock-based compensation	6,525	4,655	15,513	6,032
Interest expense (income)	(864)	295	(1,122)	5,952
Loss on disposal of property & equipment	—	659	—	659
Loss on extinguishment of debt	—	865	—	12,685
Change in fair value of derivative liability	—	(475)	—	1,745
Change in fair value of contingent earn-out liability	(7,245)	(32,609)	(9,754)	(32,609)
Change in fair value of contingently issuable common stock liability	(1,081)	(5,718)	(2,529)	(5,718)
Change in fair value of public warrant liability	1,146	(3,152)	(4,297)	(3,152)
Change in fair value of common stock warrant liability	—	(42)	—	879
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	626	1,656	1,038	1,656
Other one-time expenses	69	685	3,474	685
Adjusted EBITDA	$(18,007)	$(11,528)	$(51,686)	$(24,914)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income (loss) attributable to common stockholders – diluted	$(18,615)	$21,278	$(58,102)	$(15,676)
Stock-based compensation	6,525	4,655	15,513	6,032
Amortization of capitalized stock-based compensation	6	—	15	—
Loss on extinguishment of debt	—	865	—	12,685
Change in fair value of derivative liability	—	(475)	—	1,745
Change in fair value of contingent earn-out liability	(7,245)	(32,609)	(9,754)	(32,609)
Change in fair value of contingently issuable common stock liability	(1,081)	(5,718)	(2,529)	(5,718)
Change in fair value of public warrant liability	1,146	(3,152)	(4,297)	(3,152)
Change in fair value of common stock warrant liability	—	(42)	—	879
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	626	1,656	1,038	1,656
Other one-time expenses	69	685	3,474	685
Adjusted earnings (loss) attributable to common stockholders - diluted	$(18,569)	$(12,857)	$(54,331)	$(33,473)

Weighted average common shares outstanding – diluted	144,117,273	153,936,436	143,522,555	47,772,253

Adjusted Earnings Per Share – diluted	$(0.13)	$(0.08)	$(0.38)	$(0.70)